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                                                                   EXHIBIT 10(K)


                            THE B.F.GOODRICH COMPANY
                        KEY EMPLOYEES' STOCK OPTION PLAN

The purpose of the Plan is to enable the Company to be competitive in encouraging key employees, who in the opinion of the Board of Directors perform services of special importance to the management, operation and the development of the business of the Company or its subsidiaries, to remain in its service, to attract others to it, and to provide such employees with an additional incentive to contribute to the prosperity of the Company.

The Board may in its discretion from time to time, grant to key employees of the Company and its subsidiaries (including officers whether or not Directors) options to purchase, at a cash price not less than 100% of the fair market value on the date of grant (the "option price"), treasury shares or authorized but unissued shares of common stock of the Company, subject to the conditions set forth in this Plan. The aggregate number of shares which may be issued pursuant to options granted under this Plan shall not exceed 1,000,000 shares plus such number of additional shares available for allotment under this Plan on April 15, 1991 and from any options granted under this Plan prior to April 15, 1991 which shall thereafter expire, terminate, or be cancelled for any reason without being exercised and from Stock Awards which are forfeited. To the extent permitted by law the Board may delegate any or all of its powers under this Plan to a Committee of not less than three Directors, who are not Officers or employees of the Company, and who are not eligible to participate in the Plan. The Board or the Committee may delegate to the chief executive officer and to other senior officers of the Company its duties under the Plan, with respect to not more than 10% of the shares authorized under this Plan, pursuant to such conditions or limitations as the Committee may establish, except that only the Committee may select Participants and grant options, appreciation rights and Stock Awards to Participants who are subject to Section 16 of the Securities Exchange Act of 1934.

The Board, at the time of granting to any employees an option to purchase shares or any related stock appreciation right or limited stock appreciation right under the Plan, shall fix the terms and conditions upon which such option or appreciation right may be exercised, and may designate options incentive stock options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") or any other statutory stock option that may be permitted under the Internal Revenue Code from time to time, provided, however that (i) the date on which such options and related appreciation rights shall expire, if not exercised, may not be later than ten years after the date of grant of the option, (ii) in the case of options designated as incentive stock options (as defined in Section 422 of the Internal Revenue Code), the aggregate fair market value of stock optioned to an employee (determined at time of grant) under this plan or any other plan of this Company and its subsidiaries with respect to which incentive stock options are exercisable for the first time by such employee during any calendar year shall be limited to $100,000 (unless such Section 422 limit is revised, then in conformance with such revision) and (iii) in case of any other statutory stock option permitted under the Internal Revenue Code, then in accordance with such provisions as in effect from time to time.

Within the foregoing limitations, the Board shall have the authority in its discretion to specify all other terms and conditions, including but not limited to provisions for the exercise of options in installments, the time limits during which options may be exercised, and in lieu of payment in cash, the exercise in whole or in part of options by tendering common stock of the Company


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owned by the employee, valued at the fair market value on the date of exercise or other acceptable forms of consideration equal in value to the option price. The Board may, in its discretion, issue rules or conditions with respect to utilization of common stock for all or part of the option price.

The Board may, in its discretion, grant stock appreciation rights and limited stock appreciation rights (as hereinafter described) in connection with any stock option, either at the time of grant of such stock option or any time thereafter during the term of such stock option, except that limited stock appreciation rights may be granted in connection with stock options granted prior to June 7, 1988, only if stock appreciation rights were granted in connection with such stock options prior to June 7, 1988. Except for the terms of this Plan with respect to limited stock appreciation rights, each such appreciation right shall be subject to the same terms and conditions as the related stock option and shall be exercisable at such times and to such extent as the Board shall determine, but only so long as the related option is exercisable. The number of stock appreciation rights or limited stock appreciation rights granted shall not exceed the number of shares which may be purchased upon exercise of a related option. The number of both stock appreciation rights and limited stock appreciation rights shall be reduced not only by the number of appreciation rights exercised but also by the number of shares purchased upon the exercise of a related option. A related stock option shall cease to be exercisable to the extent surrendered for the exercise of an appreciation right. Upon surrender to the Company of the unexercised related stock option, or any portion thereof, a stock appreciation right shall entitle the optionee to receive from the Company in exchange therefor (a) a payment in stock as determined below, or (b) to the extent determined by the Board, the cash equivalent of the fair market value of such payment in stock on the exercise date had the employee been awarded a payment in stock instead of cash, or any combination of stock and cash. The number of shares which shall be issued pursuant to the exercise of stock appreciation rights shall be determined by dividing (1) the total number of stock appreciation rights being exercised multiplied by the amount by which the fair market value of a share of common stock of the Company on the exercise date exceeds the option price of the related option, by (2) the fair market value of a share of common stock of the Company on the exercise date. No fractional shares shall be issued.

For all purposes of this Plan the fair market value of a share of stock shall be the mean of the high and low prices of the Company's common stock on the relevant date as reported on the New York Stock Exchange -- Composite Transactions listing (or similar report), or, if no sale was made on such date, then on the next preceding day on which such a sale was made.

Upon the termination of employment of any employee for any reason, his or her options and any related appreciation rights shall terminate at that time with respect to all shares which were not then purchasable by him or her, provided, however, that if the termination of employment is by reason of death, disability or retirement the Board may in its sole discretion provide that such options and related appreciation rights shall not terminate upon death, disability or retirement and may become immediately exercisable or continue to become exercisable in accordance with the terms of the original grant.

Any shares in respect of which options and any related appreciation rights shall be terminated by reason of death, termination of employment, passage of time or for any other reason, may again


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be the subject of options granted to employees in accordance with the provisions of the Plan. However, upon surrender of a stock option on exercise of the related appreciation right, the number of shares subject to the surrendered option shall be charged against the maximum number of shares issuable under the Plan and shall not be available for future options.

Options and any related appreciation rights and other awards granted under this Plan shall not be transferable other than by will or the laws of descent and distribution and such options and any related appreciation rights shall be exercisable during the employee's lifetime only by the employee or by the employee's guardian or legal representative.

The number and kind of shares authorized for delivery under this Plan and, if appropriate, the purchase price per share, may be adjusted appropriately in the event of any stock split, stock dividend, combination of shares, merger, consolidation, reorganization, or other change in the nature of the shares of the Company (any one or more of the foregoing hereinafter a "corporate reorganization"). The determination of what adjustments, if any, are appropriate shall be made by the Board.

In the event of a dissolution or liquidation of the Company or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation or any merger in which the Company is the surviving corporation but the holders of its common stock receive securities of another corporation, any outstanding options hereunder shall terminate, provided that each optionee shall, in such event, have the right immediately prior to such dissolution, liquidation, merger, consolidation, sale of assets or reorganization in which the Company is not the surviving corporation or any merger in which the Company is the surviving corporation but the holders of its common stock receive securities of another corporation, to exercise any unexpired option and/or stock appreciation right in whole or in part without regard to the exercise date contained in such option. Nothing herein contained shall prevent the assumption and continuation of any outstanding option or the substitution of a new option by the surviving corporation. Options and any related appreciation rights that are not exercisable shall become immediately exercisable in the event of a Change in Control. For purposes of the Plan, a Change in Control shall mean

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (other than by exercise of a conversion privilege), (B) any acquisition by the Company or any of its subsidiaries, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (D) any acquisition by any corporation with respect to which, following such acquisition, more than 70% of, respectively, the then outstanding shares of common stock of such corporation and the


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         combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common
         Stock and Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company
         Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (ii) During any period of two consecutive years, individuals who, as of the beginning of such period, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such period whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-1 1 of Regulation 14A promulgated under the Exchange Act); or

                  (iii) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation, do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 70% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (iv) approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) a sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 70% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition,


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         of the Outstanding Company Common Stock and Outstanding Company Voting
         Securities, as the case may be.

The grant of a limited stock appreciation right will permit a grantee to exercise such limited stock appreciation right for cash during a sixty-day period commencing on the date on which any of the events described in the definition of Change of Control occurs, each of which events shall hereinafter be known as a "Change in Control Event." Notwithstanding the foregoing, however, if the Change in Control Event occurs within six months after the date on which a limited stock appreciation right was granted, then the sixty-day period during which such limited stock appreciation right may be exercised for cash shall commence six months after the date on which the limited stock appreciation right was granted. The amount of cash received upon the exercise of any limited stock appreciation right under either of the preceding two sentences shall equal the excess, if any, of the fair market value of a share of the Company's common stock on the date of exercise of the limited stock appreciation right, over the option price of the stock option to which the limited stock appreciation right relates.

The Board in lieu of or in addition to granting options under this Plan, may make awards ("Stock Awards") in Common Stock or denominated in units of Common Stock. All or part of any stock award may be subject to conditions established by the Board, which may include, but are not limited to, continuous service with the Company and attainment of specific performance objectives. Stock Awards may include the awarding of additional shares upon attainment of performance objectives. If shares of Common Stock are awarded subject to attainment of performance objectives or continued service with the Company, the shares may be registered in the Participant's names when initially awarded, but possession of the certificates for the shares shall be retained by the Secretary of the Company for the benefit of Participants, subject to the conditions of the Stock Awards. In such event, each Participant shall have the right to receive all dividends and other distributions made with respect to Stock Awards registered in his or her name and shall have the right to vote or execute proxies with respect to such registered shares. Stock Awards with respect to which the restrictions are not removed in accordance with the provision of the Stock Awards shall be forfeited and shall revert to the treasury of the Company.

Notwithstanding any other provisions of the Plan, the issuance or delivery of any shares may be postponed for such period as may be required to comply with any applicable requirements of any national securities exchange or any requirements under any other law or regulation applicable to the issuance or delivery of such shares, and the Company shall not be obligated to issue or deliver any such shares if the issuance or delivery thereof shall constitute a violation of any provision of any law or any regulation of any governmental authority or any national securities exchange.

The Board shall have the power to interpret the provisions of this Plan and of all options granted hereunder and to amend this Plan from time to time, provided, however, that no amendment shall be made without the approval of shareholders which has the effect of increasing the number of shares of stock subject to this Plan (other than in connection with a corporate reorganization), changing the class of employees eligible to participate, reducing the purchase price of shares to an amount less than 100% of the fair market value on the date of grant or extending the time during which options may be granted hereunder, or otherwise materially increasing the benefits


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accruing to participants under this Plan. The Board shall have the authority to amend the terms of any option or stock appreciation right subject to the foregoing limitations and provided that no such amendment shall deprive any optionee of any rights thereunder without his written consent unless such amendment or rescission is required by law.

The Board of Directors may in its discretion elect not to proceed with this Plan after its approval by the shareholders or may subsequently terminate this Plan with respect to any shares for which options have not theretofore been granted. Unless the time for granting options shall be extended with the approval of shareholders, no options shall be granted under this Plan after April 15, 1997.


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